Merrill Lynch Banking and Financial Services Investor Conference November 16, 2005 Exhibit 99

Disclaimer This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may,"or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Agenda for today's presentation Recent Financial Results Mid-Atlantic Region Update M&T's Business Model

M&T - A Name known in Buffalo since 1856 One of the 20 Largest U.S. Banks $12.3 Billion Market Cap $54.8 Billion in assets +660 branches in 6 States and the District of Columbia Serving customers in 1.9 million households and +150,000 businesses +13,200 employees +1,500 ATM's

March 31, 1983 Total assets $2.0 billion Net operating income $3 million* M&T - A Strong Mid-Atlantic Franchise September 30, 2005 Total assets $54.8 billion Net operating income $604 million* * Note: Net operating income excludes amortization of intangibles

M&T Bank Corporation - Earnings Per Share Summary ($ in millions, except per share data) (1) Excludes amortization expense associated with intangible assets. Intangible amortization net of tax: Sept.YTD 2004 = $36.1MM, Sept. YTD 2005 = $26.9MM.

Revenue growth of 3.8% year-over-year (excluding 2005 securities impairment charge) Average balance sheet grew 5.4% NIM declined to 3.79% from 3.90% Net charge-offs of $54 million, flat from 2004 Operating expenses down 2%* M&T Bank Corporation - Nine Month Highlights Operating expenses up .2% excluding $25MM contribution to M&T Charitable Foundation in 2004.

Mid-Atlantic Division... Two Years Later

Allfirst Acquisition - Assumptions Strong earnings accretion Cost savings of $100 million Leverage partner's skill set and experience Exploit potential in attractive markets

Allfirst Acquisition - 2004 Performance Highlights For 2004, Allfirst was about 7% accretive to MTB Net Operating EPS Consistent with due diligence, the Allfirst acquisition achieved $100 million of expense savings in 2004 Excluding the de-emphasized businesses, Allfirst total loans increased by $665 million from December 2003 to December 2004

Mid-Atlantic Division... Leveraging M&T and Allfirst Businesses M&T footprint Investment Banking Leasing International Trade Finance Asset-Based Lending Allfirst footprint Indirect Auto Auto Floor Plan M&T Mortgage Corporation Retail Brokerage & Life Insurance

Leveraging Allfirst and M&T Bank Business Leasing 2004 new lease volume of $237MM was greater than M&T's lease portfolio at acquisition Export Finance Recipient of the Presidents "E" Award for Export Excellence Loan Balances; April 2003 $119MM September 2005 $202MM Asset-Based Lending Standardized monitoring procedures for formula-based loans Outstanding commitments of $466MM as of 9/30/05

Leveraging Allfirst and M&T Bank Business Investment Banking Unit M&A Advisory Services,Tax Exempt Financing, Loan Syndications Revenues: 2003 - $5.7MM; 2004 - $12.7MM Auto Floor Plan / Indirect Loans Floor Plan Commitments - incremental to the Mid-Atlantic Division September 2005 - $220MM Indirect Auto Lending -approximately 34% of loan balances are generated through the former Allfirst footprint

Leveraging Allfirst and M&T Bank Business Trust & Investment Retail Brokerage & Life Insurance - 21% growth 2004 vs. 2003 2005 planned growth 27% Residential Mortgages Opened 5 offices and hired 40 originators since April 2003 Builder Construction Opened office in early 2003 - Manassas Va. September 2005 Outstandings - $471MM

Mid-Atlantic - 2005 September YTD Highlights Average loans up $700 million Average core deposits up over $400 million Revenue growth of 9% Expense decline of 2%

Core Deposits 55% Mid-Atlantic 45% Total Loans Other M&T 70% Mid-Atlantic 30% Mid-Atlantic Division... Profile as of September 2005 Total Revenue 65% Mid-Atlantic 35% Pre-tax Contribution 61% Mid-Atlantic 39% Other M&T Other M&T Other M&T

Mid-Atlantic - Efficiency Ratio Trend

Total NVA dc MD CPA Up NY 0.26 0.02 0.04 0.18 0.24 0.33 Upstate NY Central PA Maryland D.C. Northern VA "Core" Footprint M&T Middle Market Lead Bank Share: 2004 Market Rank 1st 1st 2nd 7th 7th 1st (Percent of Companies That Say Each Bank is Their Most Important or Lead Bank) M&T Allfirst

Economic Outlook

Demographics 2004 Upstate NY MD/DC Markets Total Deposits $51.0 billion $92.7 billion Population 4.1 million 6.5 million Households 1.6 million 2.5 million Median Income $42,300 $64,900 # of Businesses 129,500 181,000 Home Starts 6,003 24,723

S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S U.S. -0.0146 -0.0104 -0.0074 -0.0074 -0.0056 -0.0058 -0.0065 -0.0056 -0.0046 -0.0051 -0.0045 -0.0041 -0.0025 -0.0016 -0.0009 0.0012 0.002 0.0037 0.0084 0.0125 0.0139 0.0154 0.017 0.0162 0.0157 0.0178 0.0184 0.0186 0.0183 0.0202 0.0188 0.0191 0.0171 0.0183 0.018 0.0196 0.0179 -0.0063 -0.0027 -0.0022 -0.0029 -0.0042 -0.0056 -0.0071 -0.0075 -0.0044 -0.0048 -0.0063 -0.0071 -0.0053 -0.0021 -0.0013 -0.001 -0.001 0.004 0.0073 0.0075 0.0066 0.0081 0.0102 0.0084 0.0084 0.0087 0.009 0.0086 0.0127 0.0108 0.0064 0.0101 0.0078 0.0084 0.0083 0.0072 0.007 0.0022 0.0001 0.002 0.0015 0.0008 -0.0066 -0.0062 0.0018 0.0037 0.0046 0.0074 0.0086 0.0082 0.0118 0.0119 0.0139 0.0189 0.0246 0.0279 0.022 0.0223 0.024 0.0236 0.0233 0.0233 0.0272 0.0269 0.0253 0.0317 0.0311 0.0274 0.0288 0.0273 0.0251 0.0264 0.0249 0.0259 U.S. 1.8% Maryland, D.C. and Northern VA 2.6% 2002 2003 2004 2005 Private Sector Job Growth: Maryland, D.C. & Northern Virginia vs. Upstate NY and Central PA Upstate NY, Central PA 0.7% YOY Change

M&T Up Philly Down CPA U.S. md wash 0.016 0.008 0.011 0.013 0.015 0.018 0.022 0.025 Gtr. Washington Maryland United States Central PA Downstate NY Philadelphia Upstate NY M&T ex. NYC & Philly 2006 Forecasted Job Growth by Region Sources: Economy.com, M&T estimates

Investing in M&T

Acquisition History and Stock Performance 4/1/94 Ithaca Bancorp 10/28/97 ONBANCorp 12/9/98 FNB Rochester 7/10/00 Premier National 9/26/02 Allfirst Financial 5/17/00 Keystone Financial 209% 654% Source: Yahoo Finance January 1,1994 through September 30, 2005 255% 47

September 30, 2005 Total Loans $40.3 Billion Geographic Diversification - Market Regions December 31, 1995 Total Loans $9.6 Billion Buffalo New York City Hudson Valley Rochester Others Incl. Consumer Mortgage 24 24 4 11 37 Buffalo NYC Rochester Others Incl. Consumer Mortgage Albany PA Syracuse Maryland & DC HV 8 14 6 36 2 17 3 11 4

Disciplined Operating Philosophy Owner/Operators Prudent Risk Managers Little appetite for interest rate risk Conservative Credit Culture/Standards Consistent underwriting standards Constant presence in markets Focus on Operating Leverage

What Makes M&T Unique? AIB Berkshire Hathaway-Warren Buffet M&T Management, Directors, Employees, etc. Other 0.2207 0.055 0.2115 0.5123 Managements' interests aligned with shareholders' interests Over 48% ownership between AIB, M&T insiders and Warren Buffett AIB Berkshire Hathaway- Warren Buffett Other Shareholders M&T Management, Directors and Employees* * As of 2/28/05. Includes options & deferred bonus shares.

Return of Capital to Shareholders Cumulative Capital Retained, Dividends and Share Repurchases 1983 - September 30, 2005 Share Repurchases Dividends Capital Retained 2260.1 924.686 1780.997 $2.3 Billion $1.8 Billion $0.9 Billion

* Net operating EPS excludes amortization of intangible assets and merger-related costs. Note: GAAP and net operating EPS in 1998-2002 have been restated for expensing stock options. A reconciliation of GAAP to non-GAAP operating results has been included later in this presentation. M&T Diluted EPS 1994 - 2004, GAAP & Net Operating* 1994 - 2004 EPS CAGR GAAP 14.3%, Net Operating* 15.0% 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 1.57 1.8 2.11 2.53 2.5 3.13 3.24 3.58 4.78 4.95 6 0.004 0.08 0.078 0.088 0.56 0.56 0.87 1.05 0.34 0.75 0.38 $3.69 $4.11 $4.63 $5.12 $5.70 $6.38 $3.06 $2.61 $2.19 $1.88 $1.58

M&T Per Share Data 1983-2004 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Diluted Net Operating Earnings 0.09 0.3 0.41 0.48 0.73 0.6 0.57 0.8 0.93 1.31 1.35 1.58 1.88 2.19 2.61 3.06 3.69 4.11 4.63 5.12 5.7 6.38 6.6 Dividends 0.05 0.053 0.063 0.07 0.08 0.095 0.11 0.125 0.14 0.16 0.19 0.22 0.25 0.28 0.32 0.38 0.45 0.625 1 1.05 1.2 1.6 1.6 +23% CAGR Note: Data prior to 1998 does not include provisions of SFAS No. 123 and No.148 stock option expensing. A reconciliation of GAAP to non-GAAP operating results has been included later in this presentation. +18% CAGR $6.38

Shareholder Return* 20 years 10 years 5 years MTB 0.2293 0.2435 0.2262 S&P Bank Index** 0.1431 0.0794 S&P 500 0.1041 0.1091 -0.0378 M&T has outperformed the S&P 500 over each of the last 20, 10 and 5 years M&T has outperformed the S&P Bank Index over each of the last 10 and 5 years** *Data through December 31, 2004 **S&P Bank Index data not available for 20 year return calculation

24.9% Annual rate of return since 1980 - 14th best return of the entire universe of over a thousand U.S. based stocks that have traded publicly since 1980 M&T Bank Corporation... a solid investment CAGR calculated assuming reinvestment of dividends through September 30, 2005. Source: IDC & Factset $3,234 invested in M&T in 1980 would be worth $1 million today

Merrill Lynch Banking and Financial Services Investor Conference November 16, 2005

Appendix

Reconciliation of GAAP and Non-GAAP Results of Operations *Excludes securities gains(losses).

Reconciliation of Assets & Equity to Tangible Assets & Equity